UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

NEWELL BRANDS INC.
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

STARBOARD VALUE AND OPPORTUNITY S LLC

STARBOARD VALUE AND OPPORTUNITY C LP

STARBOARD LEADERS QUEBEC LLC

STARBOARD LEADERS SELECT FUND LP

STARBOARD T FUND LP

STARBOARD LEADERS SELECT N MASTER FUND LP

STARBOARD VALUE R LP

STARBOARD VALUE R GP LLC

STARBOARD LEADERS FUND LP

STARBOARD LEADERS SELECT V GP LLC

STARBOARD VALUE A LP

STARBOARD VALUE A GP LLC

STARBOARD VALUE GP LLC

STARBOARD PRINCIPAL CO LP

STARBOARD PRINCIPAL CO GP LLC

JEFFREY C. SMITH

MARK R. MITCHELL

PETER A. FELD

PAULINE J. BROWN

GERARDO I. LOPEZ

BRIDGET RYAN BERMAN

ROBERT A. STEELE

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Starboard Value LP, together with its affiliates (collectively, “Starboard”), has filed a definitive proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission to be used to solicit proxies for the election of its slate of director nominees at the 2018 annual meeting of stockholders of Newell Brands Inc., a Delaware corporation (the “Company”).

Item 1: On April 11, 2018, Starboard issued a public letter that it is mailing to the Company’s stockholders. The full text of the letter is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 2: On April 11, 2018, Starboard issued the following press release:

STARBOARD FILES DEFINITIVE PROXY MATERIALS TO ELECT FOUR HIGHLY QUALIFIED DIRECTOR NOMINEES TO THE NEWELL BOARD OF DIRECTORS AT THE UPCOMING 2018 ANNUAL MEETING

Mails Letter to Newell Shareholders

Seeking the Right Change to Benefit All Newell Shareholders

Urges Shareholders to vote the BLUE Proxy Card to Elect All Four of Starboard’s Highly-Qualified Nominees – Pauline J. Brown, Gerardo I. Lopez, Bridget Ryan Berman and Robert A. Steele

NEW YORK, NY - April 11, 2018 /PRNewswire/ -- Starboard Value LP (together with its affiliates, “Starboard”), a significant shareholder of Newell Brands Inc. (“Newell” or the “Company”) (NYSE:NWL) with beneficial ownership of approximately 3.8% of the Company’s outstanding shares, announced today that it has filed definitive proxy materials, including a BLUE proxy card, for the election of four highly-qualified director nominees at the Company’s 2018 Annual Meeting scheduled to be held on May 15, 2018 and mailed a letter to shareholders.

Starboard is urging shareholders to support real change at Newell by voting the BLUE proxy to elect its diverse slate of four experienced nominees, Pauline J. Brown, Gerardo I. Lopez, Bridget Ryan Berman and Robert A. Steele, at the 2018 Annual Meeting.

The full text of the letter Starboard is mailing to Newell shareholders can be viewed at the following link:

http://www.transformingnewell.com/content/uploads/2018/04/Starboard_Value_LP_Letter_to_NWL_Shareholders_04.11.2018.pdf

The time for real change is now – Starboard urges all shareholders to vote the BLUE proxy card today!

About Starboard Value LP

Starboard Value LP is a New York-based investment adviser with a focused and differentiated fundamental approach to investing primarily in publicly traded U.S. companies. Starboard invests in deeply undervalued companies and actively engages with management teams and boards of directors to identify and execute on opportunities to unlock value for the benefit of all shareholders.

Investor contacts:

Peter Feld, (212) 201-4878

Gavin Molinelli, (212) 201-4828

www.starboardvalue.com

Okapi Partners

Bruce H. Goldfarb/Patrick McHugh

(212) 297-0720

Item 3: On April 11, 2018, Starboard launched a website to communicate with the Company’s stockholders. The website address is www.transformingnewell.com. The following materials were posted by Starboard to www.transformingnewell.com:

STARBOARD VALUE

HOME HOW TO VOTE PROPOSED NOMINEES SHAREHOLDER MATERIALS CONTACT

Starboard Goes Definitive in Seeking to Elect 4 Highly Qualified Director Nominees to Newell's Board

Help Ensure the Right Change Is in Place at Newell to Enhance Value, Improve the Governance and Benefit ALL Shareholders

Starboard Mails Proxy Materials, BLUE Proxy Card and a Letter to Shareholders

VIEW LETTER

VIEW PROXY STATEMENT

Shareholder Nominees

Pauline J. Brown

Significant consumer brand management and strategy experience, including serving as the Chairman of North America at LVMH and Managing Director at The Carlyle Group

VIEW BIO

David

Gerardo (Gerry) I. Lopez

Over three decades of experience in consumer-focused industries, including as CEO of Extended Stay America, CEO of AMC Entertainment, and EVP of Starbucks

VIEW BIO

Bridget Ryan Berman

Substantial e-commerce and brand experience having helped oversee the strategies and operations of some of the leading brands in the world

VIEW BIO

Robert A. Steele

Extensive consumer executive management experience, including serving as Vice Chairman of Procter & Gamble's Global Health and Well-Being

VIEW BIO

© 2018, All Rights Reserved. Starboard Value LP | Important Information

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How To Vote

If you wish to support our campaign, use the BLUE proxy card you have or will receive in the mail. You can vote using the card either by returning it physically or by voting online following instructions on the card. If you have any questions about how to vote, please contact Okapi Partners LLC, which is our proxy solicitor. They can be reached at info@okapipartners.com, (212) 297-0720 or toll-free at (877) 285-5990

OKAPI PARTNERS

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

+ 1 (212) 297-0720 (Main)

+ 1 (888) 785-6617 (Toll-Free)

Email: newellinfo@okapipartners.com

© 2018, All Rights Reserved. Starboard Value LP | Important Information

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Proposed Nominees

Pauline J. Brown

Significant consumer brand management and strategy experience, including serving as the Chairman of North America at LVMH and Managing Director at The Carlyle Group

VIEW BIO

Gerardo (Gerry) I. Lopez

Over three decades of experience in consumer-focused industries, including as CEO of Extended Stay America, CEO of AMC Entertainment, and EVP of Starbucks

VIEW BIO

Bridget Ryan Berman

Substantial e-commerce and brand experience having helped oversee the strategies and operations of some of the leading brands in the world

VIEW BIO

Robert A. Steele

Extensive consumer executive management experience, including serving as Vice Chairman of Procter & Gamble's Global Health and Well-Being

VIEW BIO

© 2018, All Rights Reserved. Starboard Value LP | Important Information

STARBOARD VALUE

HOME HOW TO VOTE PROPOSED NOMINEES SHAREHOLDER MATERIALS CONTACT

Gerardo I. Lopez

Over three decades of experience in consumer-focused industries, including as CEO of Extended Stay America, CEO of AMC Entertainment, and EVP of Starbucks

Mr. Lopez is an executive with over three decades of experience in consumer-focused industries. He has served as President and CEO of Extended Stay America, CEO of AMC Entertainment, and Executive Vice President of Starbucks, and held a variety of executive management positions with PepsiCo and Procter & Gamble.

At Extended Stay America, the largest integrated owner/operator of company-branded hotels in North America, Mr. Lopez led the implementation of several infrastructure systems, completed the renovation of the company's entire portfolio of hotels and initiated a new strategic plan in 2016 which included selling non-strategic assets, launching a franchising program and building new company-owned assets.

Mr. Lopez has also served on the board of several consumer-focused companies including Brinker International and AMC Entertainment.

BACK TO PROPOSED NOMINEES

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Bridget Ryan Berman

Substantial e-commerce and brand experience having helped oversee the strategies and operations of some of the leading brands in the world

Ms. Ryan Berman is a seasoned brand and e-commerce executive with over 35 years of experience in retail, and as a senior level executive she has helped oversee the strategies and operations of some of the leading brands in the world.

She previously served as CEO of Victoria's Secret Direct, an online and catalogue division of Victoria's Secret, where she oversaw the company's digital properties, including consumer marketing and director-to-consumer businesses.

Ms. Ryan Berman was also the COO of Retail Stores for Apple, and spent twelve years at Polo Ralph Lauren as Group President of Global Retail, where she led the development and execution of retail strategies and operations for North America and Europe, including e-commerce.

Ms. Ryan Berman has also served on the board of several consumer-focused companies including J. Crew Group and Tanger Factory Outlet Centers.

BACK TO PROPOSED NOMINEES

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Robert A. Steele

Extensive consumer executive management experience, including serving as Vice Chairman of Procter & Gamble's Global Health and Well-Being

Mr. Steele has extensive consumer executive management experience, having held a variety of executive leadership positions during his 35 years at Procter & Gamble, including Vice Chairman of Global Health and Well-Being.

In his final position with Procter & Gamble as Vice Chairman of Global Health and Well-Being, Mr. Steele was responsible for oral care, feminine care, personal health care, pharmaceutical, pet care and snacks. This business segment accounted for nearly $20 billion in sales.

In addition, Mr. Steele has served as a director of numerous consumer companies, including Kellogg Company, Beam Inc., and Keurig Green Mountain.

BACK TO PROPOSED NOMINEES

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Contact

Investor contacts:

How To Vote

If you wish to support our campaign, use the BLUE proxy card you have or will receive in the mail.

HOW TO VOTE

© 2018, All Rights Reserved. Starboard Value LP | Important Information